SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 3, 2010.

Meeting Information

NEWYORK COMMUNITY	Meeting Type: Annual Meeting
BANCORP, INC.	For Shareholders of Record as of: April 5, 2010
	Meeting Date:	Thursday, June 3, 2010 Time: 10:00 AM EDT
	Location:	Sheraton LaGuardia East Hotel
135-20 39th Avenue
Flushing, NY 11354
You are receiving this notice because you held shares of New York Community Bancorp on the date of record for its Annual Meeting of Shareholders.

C/O BNY MELLON SHAREOWNER SERVICES 480 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	The purpose of this notice is to tell you how to access the proxy materials for the Company’s Annual Meeting on the Internet OR request those materials in hard copy or via e-mail, if that is your preference. This notice is not a proxy card or ballot and cannot be used to vote your shares.

To obtain your proxy materials and voting instructions—whether online, in hard copy, or via e-mail—please see the reverse side of this notice.

We encourage you to access and review all of the important information contained in the proxy materials before you vote your shares.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M24540-P90967

— Before You Vote —

How to Access the Proxy Materials

The following Proxy Materials are available for you to VIEW or RECEIVE:
1. Notice of Meeting and Proxy Statement 2. Annual Report to Shareholders
To VIEW these materials Online:
Have available your 12-Digit Control Number (located on the following page) and visit: www.proxyvote.com.
To RECEIVE these materials in HARD COPY or by E-MAIL, you will need to REQUEST THEM.
Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL: sendmaterial@proxyvote.com*
* If requesting materials by e-mail, please send a blank e-mail with your 12-Digit Control Number (located on the following page) in the subject line.
There is NO CHARGE for receiving these materials in hard copy or by e-mail.
Requests, instructions, and other inquiries sent to the above e-mail address will NOT be forwarded to your investment advisor.
To facilitate timely delivery of your proxy materials, please make your request as instructed above, on or before May 20, 2010.

— How To Vote —

Please Choose One of the Following Voting Methods

To Vote at the Annual Meeting: You will need to request, complete, and sign a ballot at the Meeting in order to vote your shares there. Please see the Company’s proxy statement for information regarding attendance requirements, which include that you present the admission ticket attached to your proxy card.
To Vote via the Internet: To vote now by Internet, go to www.proxyvote.com. Have your 12-Digit Control Number available and follow the instructions provided online.
To Vote By Mail: To vote your shares by mail, you will need to request a hard copy of the proxy materials, which will include your proxy card.

M24541-P90967

Voting Items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors

Nominees:

01)  Donald M. Blake

02)  Michael J. Levine

03)  Guy V. Molinari

04)  John M. Tsimbinos

The Board of Directors recommends that you vote FOR the following proposal:

2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2010.

NOTE: If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.

M24542-P90967